UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2017

ANDEAVOR LOGISTICS LP
(Exact name of registrant as specified in its charter)

Delaware	001-35143	27-4151603

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828

(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Effective October 30, 2017, Andeavor Logistics LP ("Andeavor Logistics") closed its merger with Western Refining Logistics, LP (“WNRL”) (the “Merger”). The closing of the Merger was conditioned upon, among other things, the adoption and effectiveness of the Second Amended and Restated Agreement of Limited Partnership of Andeavor Logistics LP, pursuant to which, simultaneously with the closing of the Merger: the incentive distribution rights in Andeavor Logistics (the “IDRs”) held by Tesoro Logistics GP, LLC (“TLGP”), the general partner of Andeavor Logistics and wholly-owned subsidiary of Andeavor, were canceled and the general partner interests in Andeavor Logistics held by TLGP were converted into a non-economic general partner interest in Andeavor Logistics .

The audited consolidated balance sheets of WNRL as of December 31, 2016 and 2015 and the related consolidated statements of operations, consolidated statements of cash flows and consolidated statements of changes in partners' equity for each of the three years in the period ended December 31, 2016, and the notes related thereto, and the Report of Independent Registered Public Accounting Firm, issued by Deloitte & Touche LLP, dated March 1, 2017, relating to the WNRL financial statements are incorporated by reference as Exhibit 99.2 hereto and are incorporated by reference into this Item 9.01(a).

The unaudited condensed consolidated balance sheet of WNRL as of September 30, 2017 and the related condensed consolidated statements of operations and condensed consolidated statements of cash flows for the nine months ended September 30, 2017, and the notes related thereto, are incorporated by reference as Exhibit 99.3 hereto and are incorporated by reference into this Item 9.01(a).

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information is included as Exhibit 99.1 to this Amendment and is incorporated herein by reference.

(d) Exhibits.

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm to Western Refining Logistics, LP.
99.1
Unaudited pro forma condensed combined financial information of Andeavor Logistics LP and Western Refining Logistics, LP as of and for the nine months ended September 30, 2017 and for the year ended December 31, 2016.

99.2
The audited consolidated balance sheets of Western Refining Logistics, LP as of December 31, 2016 and 2015 and the consolidated statements of operations, consolidated statements of cash flows and consolidated statements of changes in partners' equity of Western Refining Logistics, LP for each of the three years in the period ended December 31, 2016, and the notes related thereto and the Report of Independent Registered Public Accounting Firm, issued by Deloitte & Touche LLP, dated March 1, 2017, relating to the WNRL financial statements (incorporated by reference to Item 8 of Western Refining Logistics, LP's Annual Report on Form 10-K filed March 1, 2017, File No. 1-36114).

99.3
The unaudited condensed consolidated balance sheet of Western Refining Logistics, LP as of September 30, 2017 and the unaudited condensed consolidated statements of operations and condensed consolidated statements of cash flows of Western Refining Logistics, LP for the nine months ended September 30, 2017 and 2016, and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2017

ANDEAVOR LOGISTICS LP

By:	Tesoro Logistics GP, LLC Its general partner

By:	/s/ BLANE W. PEERY
Blane W. Peery Vice President and Controller

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
*23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm to Western Refining Logistics, LP.
*99.1
Unaudited pro forma condensed combined financial information of Andeavor Logistics LP and Western Refining Logistics, LP as of and for the nine months ended September 30, 2017 and for the year ended December 31, 2016.

99.2
The audited consolidated balance sheets of Western Refining Logistics, LP as of December 31, 2016 and 2015 and the related consolidated statements of operations, consolidated statements of cash flows and consolidated statements of changes in partners' equity of Western Refining Logistics, LP for each of the three years in the period ended December 31, 2016, and the notes related thereto and the Report of Independent Registered Public Accounting Firm, issued by Deloitte & Touche LLP, dated March 1, 2017, relating to the WNRL financial statements (incorporated by reference to Item 8 of Western Refining Logistics, LP's Annual Report on Form 10-K filed March 1, 2017, File No. 1-36114).

*99.3
The unaudited condensed consolidated balance sheet of Western Refining Logistics, LP as of September 30, 2017 and the unaudited condensed consolidated statements of operations and condensed consolidated statements of cash flows of Western Refining Logistics, LP for the nine months ended September 30, 2017 and 2016, and the notes related thereto.

* Filed herewith.